UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 31, 2002
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 5. OTHER EVENTS

     Countrywide Financial Corporation (“CFC”), is hereby filing as Exhibit 99.1 hereto a copy of the Financial Statements and Report of Independent Certified Public Accountants for Countrywide Securities Corporation, a California corporation and a wholly-owned indirect subsidiary of CFC in order to make the financial information contained herein available to the general public.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Financial Statements and Report of Independent Certified Public Accountants for the period beginning January 1, 2002 and ending December 31, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: March 3, 2003	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Statements and Report of Independent Certified Public Accountants for the period beginning January 1, 2002 and ending December 31, 2002.

Financial Statements and Report of
Independent Certified Public Accountants

COUNTRYWIDE SECURITIES CORPORATION
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

December 31, 2002

C o n t e n t s

                                                                                           Page

Report of Independent Certified Public Accountants                                          3

Financial Statements

    Statement of Financial Condition                                                        4

    Statement of Earnings                                                                   5

    Statement of Changes in Stockholder's Equity                                            6

    Statement of Changes in Subordinated Borrowings                                         7

    Statement of Cash Flows                                                                 8

    Notes to Financial Statements                                                           9

Supplementary Information

    Report of Independent Certified Public Accountants on Supplementary Information
        Required by Rule 17a-5 of the Securities and Exchange Commission                   22

    SCHEDULE I - Computation of Net Capital under Rule 15c3-1 of the Securities and
        Exchange Commission                                                                23

    SCHEDULE II - Computation for Determination of Reserve Requirements under
        Rule 15c3-3 of the Securities and Exchange Commission                              24

    SCHEDULE III - Information Relating to Possession or Control Requirements under
        Rule 15c3-3 of the Securities and Exchange Commission                              25

    Report of Independent Certified Public Accountants on Internal Control Required by
        Rule 17a-5 of the Securities and Exchange Commission                               27

Accountants and Management Consultants

Report of Independent Certified Public Accountants

Board of Directors
Countrywide Securities Corporation

We have audited the accompanying statement of financial condition of Countrywide Securities Corporation, a wholly owned subsidiary of Countrywide Capital Markets, Inc., (as described in Note A) as of December 31, 2002, and the related statements of earnings, changes in stockholder’s equity, changes in subordinated borrowings, and cash flows for the year then ended that you are filing pursuant to rule 17a-5 under the Securities Exchange Act of 1934. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Countrywide Securities Corporation as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

     /S/ GRANT THORNTON LLP

Los Angeles, California
February 7, 2003

Suite 300
1000 Wilshire Blvd.
Los Angeles, CA 90017 2464
T     213 627-1717
F     213 624-6793
W     www.grantthornton.com

Grant Thornton LLP
US Member of Grant Thornton International

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

STATEMENT OF FINANCIAL CONDITION

December 31, 2002

(Dollars in thousands)

                                           ASSETS

Cash segregated under federal regulations                         $         84,177
Receivables from brokers and dealers and clearing organizations            819,959
Receivables from customers                                                  53,366
Trading securities owned, at market value                                5,983,841
Trading securities owned, at market value, pledged as collateral         2,708,879
Securities purchased under agreements to resell                         13,647,108
Other assets                                                                73,570
                                                                  -------------------

               Total assets                                           $ 23,370,900
                                                                  ===================

                       LIABILITIES AND STOCKHOLDER'S EQUITY

Payables to brokers and dealers and clearing organizations          $      158,822
Payables to customers                                                      115,393
Trading securities sold, not yet purchased, at market value                446,230
Securities sold under agreements to repurchase                          22,031,578
Accounts payable and accrued liabilities                                   123,011
Due to affiliates                                                           35,251
                                                                  -------------------

                                                                        22,910,285
                                                                  -------------------
                                                                  -------------------

Liabilities subordinated to claims of general creditors                    101,171
                                                                  -------------------
                                                                  -------------------

               Total liabilities                                        23,011,456
                                                                  -------------------
                                                                  -------------------

Commitments and contingencies                                                    -

Stockholder's equity
    Capital stock - no par value; authorized, 100,000
        shares; issued and outstanding, 30 shares                              288
    Additional paid-in capital                                             127,400
    Retained earnings                                                      231,756
                                                                  -------------------

               Total stockholder's equity                                  359,444
                                                                  -------------------

               Total liabilities and stockholder's equity             $ 23,370,900
                                                                  ===================
                                                                  ===================

The accompanying notes are an integral part of this statement.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

STATEMENT OF EARNINGS

Year ended December 31, 2002

(Dollars in thousands)

Revenues
    Gain/(loss) on securities trading and fees             $  (138,198)
    Broker fees earned from affiliates                         125,983
    Interest earned                                            692,706
                                                        -----------------

                                                               680,491
Expenses
         Employee compensation and benefits                    136,927
    Interest expense                                           342,037
    Transfer and clearing fees                                   3,938
    Rent                                                         1,817
    Data processing                                              4,070
    Other operating expenses                                    14,822
                                                        -----------------
                                                        -----------------

                                                               503,611
                                                        -----------------

           Earnings before income taxes                        176,880

Provision for income taxes                                      66,330
                                                        -----------------

           NET EARNINGS                                     $  110,550
                                                        =================

The accompanying notes are an integral part of this statement.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

Year ended December 31, 2002

(Dollars in thousands)

                                                                                         Total
                                   Common            Paid-in           Retained      Stockholder's
                                   Stock             Capital           Earnings          Equity
                                -------------    ----------------   --------------   ----------------
                                -------------    ----------------   --------------   ----------------

Balances at January 1, 2002         $  288          $  115,400        $  121,206       $  236,894

Capital contributed by Parent            -              12,000                 -           12,000

Net earnings                             -                   -           110,550          110,550
                                -------------    ----------------   --------------   ----------------

Balances at December 31, 2002       $  288          $  127,400        $  231,756       $  359,444
                                =============    ================   ==============   ================

The accompanying notes are an integral part of this statement.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

STATEMENT OF CHANGES IN
SUBORDINATED BORROWINGS

Year ended December 31, 2002

(Dollars in thousands)

Subordinated borrowings at January 1, 2002                      $  102,029
Increases:
    Issuance of subordinated notes                                 102,030
Decreases:
    Payment of subordinated notes                                 (102,888)
                                                              --------------

Subordinated borrowings at December 31, 2002                    $  101,171
                                                              ==============

The accompanying notes are an integral part of this statement.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

STATEMENT OF CASH FLOWS

Year ended December 31, 2002
(Dollars in thousands)

Cash flows from operating activities:
    Net earnings                                                                       $      110,550
    Adjustments to reconcile net earnings to net cash used in operating activities:
         Increase in cash segregated under federal regulations                                (28,891)
         Increase in receivables from brokers and dealers                                    (236,306)
         Decrease in receivables from customers                                                31,830
         Increase in trading securities owned, at market value                             (2,750,728)
         Increase in securities purchased under agreements to resell                       (9,318,964)
         Increase in other assets                                                             (12,102)
         Decrease in bank loans payable                                                      (105,004)
         Decrease in payables to brokers and dealers                                         (253,827)
         Decrease in payables to customers                                                    (54,065)
         Increase in trading securities sold, not yet purchased, at market value              156,699
         Increase in securities sold under agreements to repurchase                        12,428,726
         Increase in accounts payable and accrued liabilities                                  45,532
        Decrease in due to affiliates                                                         (24,592)
                                                                                      ----------------
                                                                                      ----------------

                           Net cash used by operating activities                              (11,142)
                                                                                      ----------------
                                                                                      ----------------

Cash flows from financing activities:
    Decrease in subordinated notes                                                         (102,888)
    Increase in subordinated notes                                                            102,030
    Capital contributed by Parent                                                              12,000
                                                                                      ----------------
                                                                                      ----------------

                           Net cash provided by financing activities                           11,142
                                                                                      ----------------
                                                                                      ----------------

                           Net change in cash                                                       -

Cash at beginning of year                                                                           -
                                                                                      ----------------

Cash at end of year
                                                                                       $
                                                                                       -
                                                                                      ================

Supplemental disclosure of cash flow information:
     Interest paid                                                                    $
                                                                                              342,762
                                                                                      ================

The accompanying notes are an integral part of this statement.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE A – SUMMARY OF SIGNIFICANT ORGANIZATIONAL AND ACCOUNTING POLICIES

Countrywide Securities Corporation (the “Company”) is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of the National Association of Securities Dealers, Inc. (“NASD”). The Company trades mortgage-backed securities (“MBS”) and other fixed income securities with broker-dealers, institutional investors and affiliates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

A summary of the significant organizational and accounting policies consistently applied in the preparation of the accompanying financial statements follows:

Organization

The Company is a California corporation that is a wholly owned subsidiary of Countrywide Capital Markets, Inc. (the “Parent”), which in turn is a wholly owned subsidiary of Countrywide Financial Corporation, Inc. (“CFC”).

Cash

Financing of the Company’s assets and operations is provided by cash flow from operations and collateralized financing arrangements, bank loans, or loans from affiliates, on an as needed basis. The unrestricted cash balance is zero.

Securities Transactions

Proprietary securities transactions in regular-way trades are recorded on the trade date, as if they had settled. Profit and loss arising from all securities transactions entered into for the account and risk of the Company are recorded on a trade date basis. Customers’ securities transactions are reported on a settlement date basis with income and expenses reported on a trade date basis.

Amounts receivable and payable for securities transactions that have not reached their contractual settlement date are recorded net on the statement of financial condition. Trading securities are carried at market value.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

December 31, 2002

NOTE A – SUMMARY OF SIGNIFICANT ORGANIZATIONAL AND ACCOUNTING POLICIES - Continued

Securities Purchased Under Agreements to Resell and Securities Sold Under Agreements to Repurchase

Transactions involving purchases of securities under agreements to resell or sales of securities under agreements to repurchase are recorded at their contractual amounts plus accrued interest and are accounted for as collateralized financings except where the Company does not have an agreement to sell (or purchase) the same or substantially the same securities before maturity at a fixed or determinable price. It is the policy of the Company to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned under resale agreements. Collateral is valued daily, and the Company may require counterparties to deposit additional collateral or return collateral pledged when appropriate. These instruments are collateralized principally by mortgage backed securities and government agency securities and generally have terms ranging from overnight to one year. The Company reports resale agreements and repurchase agreements net by counterparty, when applicable, pursuant to FASB Interpretation 41, “Offsetting of Amounts Related to Certain Repurchase and Reverse Repurchase Agreements” (FIN 41). Excluding the impact of FIN 41, reverse repurchase agreements totaled $13,860,927,000.

At December 31, 2002, the market value of the collateral accepted related to securities purchased under agreements to resell was $13,546,282,000 of which $13,342,625,000 was sold or repledged.

Collateral

The Company continues to report assets it has pledged as collateral in secured borrowing and other arrangements when the secured party cannot sell or repledge the assets.

All trading securities pledged as collateral to counterparties where the counterparty has the right, by contract or custom, to sell or repledge the securities are classified as trading securities owned, at market value, pledged as collateral as required by SFAS No. 140.

Underwriting Income

Underwriting income is included in gain/(loss) on securities trading and fees. Revenue earned on underwritings is recognized on the effective of the underwriting.

Income Taxes

CFC and its subsidiaries, including the Company, have elected to file consolidated federal and combined state income and franchise tax returns. The policy of CFC is for each member of the consolidated group to recognize tax expense based on that member’s financial statement income at the rate of 37.5%. The income tax expense is paid monthly to CFC.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

December 31, 2002

NOTE A – SUMMARY OF SIGNIFICANT ORGANIZATIONAL AND ACCOUNTING POLICIES - Continued

Stock Option Plans

CFC has stock option plans (the “Plans”) that provide for the granting of both qualified and non qualified options to employees and directors of the Company. Options are generally granted at the average market price of the Company’s common stock on the date of grant and are exercisable beginning one year from the date of grant and expire up to ten years from the date of grant. Options vest over a period of three to four years. The Company accounts for these Plans under the recognition and measurement principles of APB Opinion No. 25, “Accounting for Stock Issued to Employees”, and related Interpretations. No compensation expense related to these stock options has been recognized in earnings, as all options granted under the Plans had an exercise price equal to the market value of the underlying common stock on the date of the grant.

Stock option transactions for the Company under the Plans were as follows:

                                                           Year Ended
                                                         December 31, 2002
    Number of Shares:
         Outstanding options at beginning of year              564,875
             Options granted                                   194,185
             Options exercised                               (135,327)
             Options expired or cancelled                     (29,235)
                                                          -----------------
                                                          -----------------

         Outstanding options at end of year                    594,498
                                                          =================
                                                          =================

    Weighted Average Exercise Price:
         Outstanding options at beginning of year              $ 35.28
             Options granted                                     42.48
             Options exercised                                   32.48
             Options expired or canceled                         38.12
         Outstanding options at end of year                    $ 38.13

    Options exercisable at end of year                         201,137

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

December 31, 2002

NOTE A – SUMMARY OF SIGNIFICANT ORGANIZATIONAL AND ACCOUNTING POLICIES - Continued

Status of the outstanding stock options under the Plans as of December 31, 2002 was as follows:

                                    Outstanding Options                         Exercisable Options
                      ------------------------------------------------ --------------------------------------
Exercise Price Range     Weighted       Number     Weighted Average        Number       Weighted Average
                          Average
                         Remaining
                        Contractual
                       Life (Years)                 Exercise Price                       Exercise Price
---------------------------------------------------------------------- --------------------------------------

    $ 5.13 - $ 16.82        1.6          2,950   $            16.81         2,950    $            16.81
     16.83 -  25.16         2.6         54,146                23.49        38,482                 22.81
     25.17 -  37.22         3.0         75,975                27.74        48,105                 27.55
     37.23 - 44.37          7.8        353,587                39.71        76,575                 40.53
     44.38 - 51.75          8.4        107,840                48.21        35,025                 47.44
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
    $ 5.13 -  $51.75        6.8        594,498    $           38.13       201,137     $           34.89
====================================================================== ======================================

The following table illustrates the effect on net income if the Company had applied CFC’s fair value recognition provision of FASB Statement No. 123, Accounting fort Stock-Based Compensation, to stock based compensation.

                                                                            Year ended December
                                                                                 31, 2002
                                                                          ----------------------
                                                                          ----------------------
                                                                              (In Thousands)

    Net income as reported                                                        110,550
    Deduct: total stock-based compensation expense determined under
    fair value based method for all awards, net of related tax effects             (1,493)
                                                                          ----------------------
                                                                          ----------------------
    Pro forma net income                                                          109,057
                                                                          ======================

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

                                             Year ended
                                         December 31, 2002
                                      -------------------------
                                      -------------------------

Expected life:                                  4.2
Risk-free interest rate:                   2.93 to 4.36%
Volatillity:                                    33%

The average fair value of options granted in 2002 was $12.30.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

December 31, 2002

NOTE A – SUMMARY OF SIGNIFICANT ORGANIZATIONAL AND ACCOUNTING POLICIES - Continued

The Black-Scholes option valuation model was developed for use in estimating the fair value of options that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective input assumptions. Because CFC’s stock options have characteristics significantly different from those of traded options, and because changes in subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

NOTE B – CASH SEGREGATED UNDER FEDERAL REGULATIONS

Cash of $84,177,000 at December 31, 2002 has been segregated in a special reserve bank account for the exclusive benefit of customers under Rule 15c3-3 of the Securities and Exchange Commission.

NOTE C – RECEIVABLES FROM AND PAYABLES TO BROKERS AND DEALERS

The amounts receivable from and payable to brokers and dealers and clearing organizations at December 31, 2002 consist of the following:

                                                     Receivable              Payable
                                                 -------------------    ------------------
                                                          (Dollars in thousands)

   Receivables from clearing organizations            $  298,891        $            -
   Securities failed to deliver / receive                209,220               156,731
   Unsettled trades, net                                 294,455                     -
   Payables to clearing organizations                          -                   298
   Other                                                  17,393                 1,793
                                                 -------------------    ------------------
                                                 -------------------    ------------------

                                                      $  819,959            $  158,822
                                                 ===================    ==================
Securities failed to deliver and failed to receive represent the contract value of securities that have not been delivered or received by settlement date.

NOTE D – RECEIVABLES FROM AND PAYABLES TO CUSTOMERS

Accounts receivable from and payable to customers include amounts due on transactions. Securities owned by customers are held as collateral for receivables, and this collateral is used in accordance with Federal Regulations.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

December 31, 2002

NOTE E – TRADING SECURITIES OWNED AND SOLD, NOT YET PURCHASED

Trading securities owned and sold, not yet purchased, at market value, including amounts pledged as collateral, consist of the following at December 31, 2002:

                                                                     Sold, not yet
                                                    Owned              purchased
                                               -----------------    -----------------
                                                      (Dollars in thousands)

    Mortgage pass-through certificates            $ 7,394,974         $     81,844
    Agency debt securities                            266,699              170,806
    Collateralized mortgage obligations               959,881                    -
    U.S. Treasury securities                           20,059              193,580
    Negotiable certificates of deposit                 15,488                    -
    Other securities                                   35,619                    -
                                               -----------------    -----------------

                                                  $ 8,692,720          $   446,230
                                               =================    =================

Collateral pledged to brokers as clearing deposits included in trading securities owned had a market value of $167,404,000 at December 31, 2002.

NOTE F - TRANSACTIONS WITH AFFILIATES

The Company reimburses affiliates, or is reimbursed by affiliates, for certain operating expenses. For the year ended December 31, 2002, these expenses consisted of the following:

    Expenses paid to or reimbursed by an affiliate:
                                                           (Dollars in thousands)

    Data processing                                             $   2,202
    Management fees paid to an affiliate                        $   2,432
    Rent                                                        $   1,698
    Employee benefit plans                                      $   1,049
    Group Insurance                                             $     870
    Management fees received from an affiliate                  $  (3,100)

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

NOTE F - TRANSACTIONS WITH AFFILIATES – Continued

In addition, the Company received fees from or compensated its affiliates for trading or brokered transactions. For the year ended December 31, 2002, these fee transactions consisted of the following:

                                                       (Dollars in thousands)

   Broker Fees                                             $      125,983
   Gain on securities trading                              $       31,598
   Compensation for an arranger fee agreement              $       (1,457)

The intercompany payable at December 31, 2002 amounted to $35,300,000, and the interest expense on this payable was based upon a weighted average interest rate of 2.02% for the year. Net interest on the intercompany balance amounted to an expense of $460,000 for the year ended December 31, 2002. All such payments and reimbursements are charged or credited through the intercompany account.

Outstanding at December 31, 2002 with affiliates, at contractual amounts including accrued interest, were securities purchased under agreements to resell in the amount of $7,949,745,000 and agreements to repurchase in the amount of $550,018,000.

During the year, the Company entered into interest rate swap transactions with an affiliate. As of December 31, 2002, these swap transactions have a notional amount of $256,500,000 and a fair market value of ($2,492,000). In addition, during the year ended December 31, 2002, the Company purchased $168,229,116,000 and sold $86,722,152,000 of securities with an affiliate at prevailing market prices.

Refer to Note J for subordinated borrowings from an affiliate at December 31, 2002.

NOTE G - NET CAPITAL REQUIREMENTS

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital. The Company has elected to use the alternative method, permitted by the rule, which requires that the Company maintain minimum net capital, as defined, equal to the greater of $250,000 or two percent of aggregate debit balances arising from customer transactions, as defined. At December 31, 2002, the Company’s net capital was $247,057,000 and net capital in excess of the minimum required was $240,118,000. The rule prohibits the Company from withdrawing equity capital or making distributions to its shareholder (the Parent) if resulting net capital would be less than five percent of aggregate debits.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

December 31, 2002

NOTE H - EMPLOYEE BENEFIT PLANS

Eligible full-time employees of the Company are covered under CFC’s defined benefit plans, including dental, medical, life insurance, dependent care and others. A portion of the employee benefit plan expense is allocated to the Company based on the Company’s employees’ participation in these plans. The Company’s expense related to these plans was $870,000 for the year ended December 31, 2002.

Eligible full-time employees of the Company are also covered under CFC’s defined benefit pension and tax deferred savings and investment plans. A portion of the benefit plan expense is allocated to the Company based upon the percentage of the Company’s salary expense to the total salary expense of CFC and its subsidiaries and based on the Company’s employees’ participation in these plans. The Company’s expense related to these plans was $1,049,000 for the year ended December 31, 2002. Because the Company participates in these plans with other subsidiaries of CFC, an analysis setting forth the funded status at December 31, 2002, cannot be separately determined for the Company.

NOTE I - COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company enters into underwriting commitments. Transactions relating to such underwriting commitments that were open at December 31, 2002 have no material effect on the financial statements as of that date.

The Company is a defendant in various legal proceedings involving matters generally incidental to its business. Although it is difficult to predict the ultimate outcome of these proceedings, management believes, based on discussions with counsel, that any ultimate liability will not materially affect the financial position or results of operations of the Company.

NOTE J - LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS

All borrowings under revolving subordination agreements are with an affiliate. At December 31, 2002, the balances are:

                                                                  (Dollars in
                                                                  thousands)
                                                                -----------------
                                                                -----------------

 Subordinated note, 1.63880% due May 31, 2003                      $  101,171
                                                                -----------------

 Total liabilities subordinated to claims of general creditors     $  101,171
                                                                =================

The liabilities subordinated to claims of general creditors are subordinated to all existing and future claims of all non-subordinated creditors of the Company and constitute part of the Company’s net capital (SEC Rule 15c3-1) and may be repaid only if, after giving effect to such repayment, the Company meets specified requirements of the SEC. Interest expense on the subordinated borrowings amounted to $2,030,000 for the year ended December 31, 2002. In addition, the Company has available a $50,000,000 line of credit from an affiliate. The Company has not made any withdrawals against that line of credit.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

NOTE K - FINANCIAL INSTRUMENTS

Derivative financial instruments used for trading purposes, including hedges of trading instruments, are carried at market value or fair value. Market values for exchange-traded derivatives, principally futures and certain options, are based on quoted market prices. Fair values for over-the-counter derivative financial instruments, principally forward contracts of to-be-announced securities (“TBAs”), interest rate swaps, and options, are based on pricing models intended to approximate the amounts that would be received from or paid to a third party in settlement of the contracts. Factors taken into consideration include credit spreads, market liquidity, concentrations, and funding and administrative costs incurred over the life of the instruments.

Derivatives used for economic hedging purposes include interest rate swaps, forwards, futures, and purchased options. Unrealized gains or losses on these derivative contracts are recognized currently in the statement of income as trading gains and losses. The Company does not apply hedge accounting as defined in FASB Statement No. 133, as amended, Accounting for Derivative Instruments and Hedging Activities, as all financial instruments are marked to market with changes in fair values reflected in earnings. Therefore, the disclosures required in paragraphs 44 and 45 of the Statement are generally not applicable with respect to these financial instruments.

Fair values of TBAs and open equity in futures transactions are recorded as receivables from brokers and dealers and clearing organizations. Fair values of interest rate swaps are recorded as payables to brokers and dealers and clearing organizations.

The following summarizes the notional amounts of these derivative contracts, and fair values (carrying amounts) of the related assets and liabilities at December 31, 2002.

Included in receivables from brokers and dealers and clearing organizations as of December 31, 2002:

   --------------------------------- -- ----------------- -- -----------------
                                                                Fair Value
                                             Notional            12/31/02
      (Dollars in Thousands)                 Amount               Assets
    ------------------------                 ------               ------

     Sale of TBAs                         $  14,971,647          $  (133,504)

     Purchase of TBAs                    $    7,355,214          $    72,957

     Futures Contracts                  $    16,108,000          $   (18,698)
    ---------------------------------------------------------------------------

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

Included in payables to brokers and dealers and clearing organizations as of December 31, 2002:

     -------------------------------- -- --------------- --- ---------------
                                                              Fair Value
                                            Notional           12/31/02
       (Dollars in Thousands)               Amount           (Liabilities)
     ------------------------               ------           -------------

      Interest Rate Swaps                   $   256,500      $  (2,492)
     -----------------------------------------------------------------------

NOTE L - FAIR VALUE OF FINANCIAL INSTRUMENTS

The financial instruments of the Company are reported in the statement of financial condition at market or fair values, or at carrying amounts that approximate fair values because of the short maturity of the instruments, except repurchase and reverse repurchase agreements and subordinated borrowings. The estimated fair values of these financial instruments at December 31, 2002, are as follows:

   --------------------------------- ------------------------------------------------
                                                  Assets (Liabilities)
   (Dollars in Thousands)               Carrying Amount              Fair Value

   Repurchase agreements                 $  (22,031,578)          $  (22,031,578)

   Reverse repurchase agreements         $   13,647,108           $   13,628,074

   Subordinated borrowings               $     (101,171)          $     (101,171)
   --------------------------------- ---------------------- ---- --------------------

The carrying amounts of repurchase and reverse repurchase agreements approximate fair value. Factors taken into consideration include length to maturity, interest rate and type of collateral. The fair value estimates of the Company’s subordinated borrowings are based on current rates offered to the Company for debt with substantially the same characteristics and maturities.

NOTE M - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into various transactions involving derivatives and other off-balance-sheet financial instruments. These financial instruments include futures, exchange-traded and over-the-counter options, delayed deliveries, TBAs, securities purchased and securities sold on a when-issued basis (when-issued securities), and interest rate swaps. These derivative financial instruments are used to conduct trading activities, and manage market risks and are, therefore, subject to varying degrees of market and credit risk. Derivative transactions are entered into for trading purposes or to hedge other positions or transactions.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

NOTE M - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK - Continued

Futures, forwards, options, TBAs and when-issued securities provide for the delayed delivery of the underlying instrument. Interest rate swaps involve the exchange of payments based on a fixed or floating rates applied to notional amounts. The contractual or notional amounts related to these financial instruments reflect the volume and activity and do not reflect the amounts at risk. Futures contracts are executed on an exchange, and cash settlement is made on a daily basis for market movements. Accordingly, futures contracts generally do not have credit risk. The credit risk for forward contracts, TBAs, options, and when-issued securities is limited to the unrealized market valuation gains recorded in the statement of financial condition. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest and foreign exchange rates.

In addition, the Company has sold securities that it does not currently own and therefore will be obligated to purchase such securities at a future date. The Company has recorded these obligations in the financial statements at December 31, 2002, at the market values of the related securities and will incur a loss if the market value of the securities increases subsequent to December 31, 2002.

In the normal course of business, the Company’s customer activities involve the execution, settlement, and financing of various customer securities transactions. These activities may expose the Company to off-balance-sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Company has to purchase or sell the financial instrument underlying the contract at a loss.

The Company’s customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured financing sources such as bank loans and repurchase agreements. In the event the counterparty is unable to meet its contractual obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations. The Company controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure. In addition, the Company establishes credit limits for such activities and monitors compliance on a daily basis.

NOTE N - CREDIT RISK

The Company is engaged in various trading activities with counterparties, primarily broker-dealers, banks and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of nonperformance depends on the creditworthiness of the counterparty or issuer of the instrument. The Company has established credit policies applicable to making commitments involving financial instruments. Such policies include credit reviews, approvals, limits and monitoring procedures. It is the Company’s policy to review, as necessary, the credit standing of each counterparty. The total amount of counterparty credit exposure as of December 31, 2002 was $167,950,000.

SUPPLEMENTARY INFORMATION

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
SUPPLEMENTARY INFORMATION REQUIRED BY RULE 17a-5
OF THE SECURITIES AND EXCHANGE COMMISSION

Accountants and Management Consultants

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
SUPPLEMENTARY INFORMATION REQUIRED BY RULE 17a-5
OF THE SECURITIES AND EXCHANGE COMMISSION

Board of Directors
Countrywide Securities Corporation

We have audited the accompanying financial statements of Countrywide Securities Corporation as of and for the year ended December 31, 2002, and have issued our report thereon dated February 7, 2003. Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole of Countrywide Securities Corporation, which are presented in the preceding section of this report. The supplementary information contained in Schedules I, II, and III on the following pages is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Rule 17a-5 of the Securities and Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     /S/ GRANT THORNTON LLP

Los Angeles, California
February 7, 2003

Suite 300
1000 Wilshire Blvd.
Los Angeles, CA 90017 2464
T    213 627-1717
F    213 624-6793
W     www.grantthornton.com

Grant Thornton LLP
US Member of Grant Thornton International

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

December 31, 2002

SCHEDULE I

COMPUTATION OF NET CAPITAL UNDER RULE 15c3-1 OF THE
SECURITIES AND EXCHANGE COMMISSION

                                                       (Dollars in thousands)
AGGREGATE DEBITS
Total aggregate debits from the reserve formula                                                   $ 157,373
                                                                                              =================

NET CAPITAL
    Stockholder's equity                                                                          $ 359,444
    Add:  Allowable liabilities subordinated to claims of general creditors                         100,000
                                                                                              -----------------
    Total capital and allowable subordinated liabilities                                            459,444

    Deductions and/or charges
        A. (1) Nonallowable assets
                  Receivables from brokers and dealers                       $
                                                                                    7,457
                  Receivables from customers                                        1,627
                  Furniture, equipment and leasehold improvements, net              6,790
                  Other nonallowable assets                                        24,612
                                                                             -------------
                                                                                 40,486

           (2) Additional charges on customers' securities accounts
                                                                                    2,839

        B.     Aged fails to deliver                                                8,470
                  Number of items - 255

        C.     Other deductions and/or charges
                                                                                   35,055           (86,850)
                                                                             -------------    -----------------

        Net capital before haircuts on security positions                                           372,594

        Haircuts on securities (computed pursuant to rule 15c3-1(c)(2)(vi))
           Trading and investment securities
               1. Contractual commitments
                                                                                    8,394
               2. Bankers acceptances, CDs and commercial paper
                                                                                      392
               3. U.S. and Canadian government obligations                         71,943
               4. Corporate obligations                                            25,174
               5. Other securities                                                 16,896
               6. Undue concentration                                                              125,537
                                                                                    2,738
                                                                                              -----------------

                      NET CAPITAL                                                                $ 247,057
                                                                                              =================
                                                                                              =================

NET CAPITAL REQUIREMENTS/PERCENTAGE
    Minimum net capital requirement (2% aggregate debit items)                                    $ 3,147
    Net capital requirement (minimum requirement)                                                 $ 6,939
    Excess net capital                                                                           $ 240,118
    Excess net capital greater than 5% of aggregate debits                                       $ 235,396
    Percentage:  Net capital to aggregate debit items                                                  157%

There are no material differences between the above computation and the computation included with the Company’s FOCUS II Form X-17A-5 for the period ending December 31, 2002.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

December 31, 2002

SCHEDULE II

COMPUTATION FOR DETERMINATION OF RESERVE REQUIREMENTS
UNDER RULE 15c3-3 OF THE SECURITIES AND EXCHANGE COMMISSION

                                                       (Dollars in thousands)
CREDIT BALANCES
     Free credit balances and other credit balances in customers' security accounts              $107,374
    Monies borrowed collateralized by securities carried for the accounts of customers                  -
    Monies payable against customers' securities loaned                                                 -
    Customers' securities failed to receive                                                        37,641
    Credit balances in firm accounts which are attributable to principal sales to customers        30,324
    Market value of stock dividends, stock splits, and similar distributions
        receivable outstanding over 7 business days                                                     -
    Market value of short security count differences over 7 business days                               -
    Market value of short securities and credits in all suspense accounts over 7
        business days                                                                               2,418
    Market value of securities which are in transfer in excess of 40 calendar
        days and have not been confirmed to be in transfer                                              -
                                                                                             --------------

               Total Credits                                                                     $177,757
                                                                                             ==============

DEBIT BALANCES
    Debit balances in customers' cash and margin accounts excluding
        unsecured accounts and accounts doubtful of collection                                  $  51,292
    Securities borrowed to effectuate short sales by customers and securities
        borrowed to make delivery on customers' securities failed to deliver                            -
    Failed to deliver of customers' securities not older than 30 calendar days                    106,081
    Margin required and on deposit with the Options Clearing Corporation                                -
                                                                                             --------------

    Aggregate Debit Items                                                                         157,373
    less 3% (for alternative method only)                                                          (4,721)
                                                                                             --------------

               Total 15c3-3 Debits                                                               $152,652
                                                                                             ==============

Excess of total credits over total debits                                                       $  25,105
                                                                                             ==============

Amount held on deposit in "reserve" bank account including value of
    qualified securities at end of reporting period                                             $  84,177

                                                                                             ==============
                                                                                             ==============

Allowable withdrawal                                                                            $  14,000
                                                                                             ==============

There are no material differences between the above computation and the computation included with the Company’s FOCUS II Form X-17A-5 for the period ending December 31, 2002.

Countrywide Securities Corporation
(A wholly owned subsidiary of Countrywide Capital Markets, Inc.)

December 31, 2002

SCHEDULE III

INFORMATION RELATING TO POSSESSION OR CONTROL
REQUIREMENTS UNDER RULE 15c3-3
OF THE SECURITIES AND EXCHANGE COMMISSION

Market valuation and number of items for:

Value	Number

1.	Customers' fully paid securities and excess margin securities not in respondent's possession or control as of the report date (for which instructions to reduce to possession or control had been issued as of the report date) but for which the required action was not taken by respondent within the time frames specified under rule 15c3-3.	$ -	-

2.	Customers' fully paid securities and excess margin securities for which instructions to reduce to possession or control had not been issued as of the report date, excluding items arising from "temporary lags which result from normal business operations" as permitted under rule 15c3-3.	$ -	-

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
INTERNAL CONTROL REQUIRED BY RULE 17a-5
OF THE SECURITIES AND EXCHANGE COMMISSION

Accountants and Management Consultants

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
INTERNAL CONTROL REQUIRED BY RULE 17a-5
OF THE SECURITIES AND EXCHANGE COMMISSION

Board of Directors Countrywide Securities Corporation

In planning and performing our audit of the financial statements of Countrywide Securities Corporation (the Company), for the year ended December 31, 2002, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control.

Also, as required by rule 17a-5(g)(1) of the Securities and Exchange Commission (SEC), we have made a study of the practices and procedures followed by the Company, including tests of compliance with such practices and procedures that we considered relevant to the objectives stated in rule 17a-5(g), in the following:

1.	Making the periodic computations of aggregate debits and net capital under rule 17a-3(a)(11) and the reserve required by rule 15c3-3(e).

2.	Making the quarterly securities examinations, counts, verifications, and comparisons, and the recordation of differences required by rule 17a-13.

3.	Complying with the requirements for prompt payment for securities under Section 8 of Federal Reserve Regulation T of the Board of Governors of the Federal Reserve System.

4.	Obtaining and maintaining physical possession or control of all fully paid and excess margin securities of customers as required by rule 15c3-3.

The management of the Company is responsible for establishing and maintaining internal controls and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls, and of the practices and procedures referred to in the preceding paragraph, and to assess whether those practices and procedures can be expected to achieve the SEC’s above-mentioned objectives. Two of the objectives of internal control and the practices and procedures are to provide management with reasonable but not absolute, assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition, and that transactions are executed in accordance with management’s authorization and recorded properly to permit the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. Rule 17a-5(g) lists additional objectives of the practices and procedures listed in the preceding paragraph.

Suite 300
1000 Wilshire Blvd.
Los Angeles, CA 90017 2464
T     213 627-1717
F     213 624-6793
W     www.grantthornton.com

Grant Thornton LLP
US Member of Grant Thornton International

Because of inherent limitations in internal control or the practices and procedures referred to above, errors or fraud may occur and not be detected. Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate. Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control components does not reduce to a relatively low level the risk that error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including control activities for safeguarding securities, that we consider to be material weaknesses as defined above.

We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the SEC to be adequate for its purposes in accordance with the Securities Exchange Act of 1934 and related regulations, and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company’s practices and procedures were adequate at December 31, 2002, to meet the SEC’s objectives.

This report is intended solely for the information and use of the Board of Directors, management, the SEC, the National Association of Securities Dealers, Inc., and other regulatory agencies that rely on rule 17a-5(g) under the Securities Exchange Act of 1934 in their regulation of registered brokers and dealers, and is not intended to be and should not be used by anyone other than these specified parties.

     /S/ GRANT THORNTON LLP

Los Angeles, California
February 7, 2003